SENTINEL GROUP FUNDS, INC.

                            Articles Supplementary

SENTINEL GROUP FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 ("Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation ("Board of Directors") by Section 2-208.1 of the Maryland General Corporation Law ("MGCL") and the charter of the Corporation ("Charter"), the Board of Directors at a meeting duly convened and held on March 16, 2006 adopted resolutions reclassifying and designating 20,000,000 of the authorized but unissued shares of Common Stock, par value $.01 per share ("Common Stock"), as Class C Common Stock of the Sentinel Government Securities Fund, par value $0.01 per share, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of Common Stock as set forth in the Charter.

SECOND: Pursuant to the authority expressly vested in the Board of Directors by
Section 2-801.1 of the MGCL and the Charter, the Board of Directors at a meeting duly convened and held on March 16, 2006 adopted resolutions reclassifying and designating 20,000,000 of the authorized but unissued shares of Common Stock as Class C Common Stock of the Sentinel Short Maturity Government Fund, par value $.01 per share, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of Common Stock as set forth in the Charter.

THIRD: Immediately before these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,150,000,000, with an aggregate par value of $21,500,000, of which 130,000,000 are shares of Common Stock without further classification or designation and 2,020,000,000 are shares of Common Stock classified and designated as follows:

Class A                              Number of Shares Allocated
-------                              --------------------------
Sentinel Balanced Fund                       40,000,000
Sentinel Capital Growth Fund                 40,000,000
Sentinel Capital Markets Income Fund         20,000,000
Sentinel Capital Opportunity Fund            40,000,000
Sentinel Common Stock Fund                   75,000,000
Sentinel Government Securities Fund          90,000,000
Sentinel Growth Leaders Fund                 20,000,000
Sentinel High Yield Bond Fund                30,000,000
Sentinel International Equity Fund           15,000,000
Sentinel Mid Cap Growth Fund                 45,000,000

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Sentinel New York Tax-Free Income Fund           20,000,000
Sentinel Short Maturity Government Fund          70,000,000
Sentinel Small Company Fund                     160,000,000
Sentinel Tax-Free Income Fund                    25,000,000
Sentinel U.S. Treasury Money Market Fund        750,000,000

Class B                                  Number of Shares Allocated
-------                                  --------------------------
Sentinel Balanced Fund                           20,000,000
Sentinel Capital Markets Income Fund             10,000,000
Sentinel Capital Opportunity Fund                40,000,000
Sentinel Common Stock Fund                       20,000,000
Sentinel High Yield Bond Fund                    20,000,000
Sentinel International Equity Fund               20,000,000
Sentinel Mid Cap Growth Fund                     20,000,000
Sentinel Small Company Fund                      40,000,000
Sentinel U.S. Treasury Money Market Fund        100,000,000

Class C                                  Number of Shares Allocated
-------                                  --------------------------
Sentinel Balanced Fund                           10,000,000
Sentinel Capital Growth Fund                     40,000,000
Sentinel Capital Markets Income Fund             10,000,000
Sentinel Capital Opportunity Fund                40,000,000
Sentinel Common Stock Fund                       10,000,000
Sentinel Growth Leaders Fund                     20,000,000
Sentinel High Yield Bond Fund                    10,000,000
Sentinel International Equity Fund               10,000,000
Sentinel Mid Cap Growth Fund                     30,000,000
Sentinel Small Company Fund                      40,000,000

Class D                                  Number of Shares Allocated
-------                                  --------------------------
Sentinel Balanced Fund                           20,000,000

Class S                                  Number of Shares Allocated
-------                                  --------------------------
Sentinel Short Maturity Government Fund          50,000,000

FOURTH: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,150,000,000, of which 90,000,000 are shares of Common Stock without further classification or designation and 2,060,000,000 are shares of Common Stock classified and designated as follows:

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

Class A                                  Number of Shares Allocated
-------                                  --------------------------
Sentinel Balanced Fund                           40,000,000
Sentinel Capital Growth Fund                     40,000,000
Sentinel Capital Markets Income Fund             20,000,000
Sentinel Capital Opportunity Fund                40,000,000
Sentinel Common Stock Fund                       75,000,000
Sentinel Government Securities Fund              90,000,000
Sentinel Growth Leaders Fund                     20,000,000
Sentinel High Yield Bond Fund                    30,000,000
Sentinel International Equity Fund               15,000,000
Sentinel Mid Cap Growth Fund                     45,000,000
Sentinel New York Tax-Free Income Fund           20,000,000
Sentinel Short Maturity Government Fund          70,000,000
Sentinel Small Company Fund                     160,000,000
Sentinel Tax-Free Income Fund                    25,000,000
Sentinel U.S. Treasury Money Market Fund        750,000,000

Class B                                  Number of Shares Allocated
-------                                  --------------------------
Sentinel Balanced Fund                           20,000,000
Sentinel Capital Markets Income Fund             10,000,000
Sentinel Capital Opportunity Fund                40,000,000
Sentinel Common Stock Fund                       20,000,000
Sentinel High Yield Bond Fund                    20,000,000
Sentinel International Equity Fund               20,000,000
Sentinel Mid Cap Growth Fund                     20,000,000
Sentinel Small Company Fund                      40,000,000
Sentinel U.S. Treasury Money Market Fund        100,000,000

Class C                                  Number of Shares Allocated
-------                                  --------------------------
Sentinel Balanced Fund                           10,000,000
Sentinel Capital Growth Fund                     40,000,000
Sentinel Capital Markets Income Fund             10,000,000
Sentinel Capital Opportunity Fund                40,000,000
Sentinel Common Stock Fund                       10,000,000
Sentinel Government Securities Fund              20,000,000
Sentinel Growth Leaders Fund                     20,000,000
Sentinel High Yield Bond Fund                    10,000,000
Sentinel International Equity Fund               10,000,000
Sentinel Mid Cap Growth Fund                     30,000,000
Sentinel Short Maturity Government Fund          20,000,000
Sentinel Small Company Fund                      40,000,000

Class D                                  Number of Shares Allocated
-------                                  --------------------------
Sentinel Balanced Fund                           20,000,000

Class S                                  Number of Shares Allocated
-------                                  --------------------------
Sentinel Short Maturity Government Fund          50,000,000

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

FIFTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary as of this 1st day of June 2006.

                                              SENTINEL GROUP FUNDS, INC.

                                              By  /s/ Thomas P. Malone
                                                  -----------------------------
                                                  Thomas P. Malone
                                                  Vice President

Attest:

/s/ Kerry A. Jung
-------------------------
Kerry A.Jung
Secretary

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